                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

                                          [_]CONFIDENTIAL, FOR USE OF THE
[_]Definitive Proxy Statement                COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))

[X]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                           GOLDEN STATE BANCORP INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

Notes:

REVOCABLE PROXY
                           GOLDEN STATE BANCORP INC.

     The undersigned hereby appoints Diane C. Creel, Richard A. Fink and John F. King, or any of them, each with full power of substitution, as the lawful proxies of the undersigned, and hereby authorizes them to represent and vote as designated below all shares of the common stock of Golden State Bancorp Inc. ("Golden State") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of Golden State to be held on April 8, 1998 and at any postponement or adjournment thereof.

PROPOSAL:

     AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY TO 250,000,000 AND TO EFFECT CERTAIN AMENDMENTS TO THE CERTIFICATE OF DESIGNATIONS FOR THE NONCUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES A, ALL AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT DATED MARCH 4, 1998.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

     IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF; PROVIDED, HOWEVER, THAT NO PROXY WHICH IS VOTED AGAINST THE PROPOSAL WILL BE VOTED IN FAVOR OF ANY PROPOSAL TO ADJOURN THE SPECIAL MEETING IN ORDER TO SOLICIT ADDITIONAL VOTES IN FAVOR OF THE PROPOSAL.

      IMPORTANT--PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY
                                                       (Continued on other side)

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GOLDEN STATE.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
       HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN,
                  THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If partnership, please sign in partnership name by authorized person.

     Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

Date:                , 1998
      ---------------        -----------------------------------------------------------------------
                             (Signature of Stockholder)   (Signature(s) of Additional Stockholder(s))

     Please sign your name exactly as it appears hereon, date and return this proxy in the reply envelope provided. If you receive more than one proxy card, please sign and return all proxy cards received.

CONFIDENTIAL VOTING INSTRUCTIONS
                           GOLDEN STATE BANCORP INC.
           SPECIAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 8, 1998

 TO: CG TRUST COMPANY AS TRUSTEE UNDER THE GLENDALE FEDERAL BANK SHELTERED PAY
                               PLAN (THE "PLAN")

     I hereby instruct the Trustee to vote (in person or by proxy) all the shares of Golden State Bancorp Inc. ("Golden State") Common Stock which are credited to my account under the Plan on January 13, 1998, at the Special Meeting of Stockholders of Golden State on April 8, 1998, and any postponement or adjournment thereof, on the following matters, as provided in the proxy statement, and in its discretion upon any other matter which may properly come before the meeting of any adjournment thereof.

PROPOSAL:

     AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY TO 250,000,000 AND TO EFFECT CERTAIN AMENDMENTS TO THE CERTIFICATE OF DESIGNATIONS FOR THE NONCUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES A, ALL AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT DATED MARCH 4, 1998.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

     IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF;

PROVIDED, HOWEVER, THAT NO PROXY WHICH IS VOTED AGAINST THE PROPOSAL WILL BE VOTED IN FAVOR OF ANY PROPOSAL TO ADJOURN THE SPECIAL MEETING IN ORDER TO SOLICIT ADDITIONAL VOTES IN FAVOR OF THE PROPOSAL.

                       SIGN AND DATE ON THE REVERSE SIDE

    THESE VOTING INSTRUCTIONS ARE BEING SOLICITED ON BEHALF OF THE BOARD OF
                          DIRECTORS OF GOLDEN STATE.

   PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS BELOW AND RETURN IN THE ENCLOSED ENVELOPE. YOUR SHARES WILL BE VOTED ACCORDING TO YOUR INSTRUCTIONS. IF YOUR INSTRUCTIONS ARE RETURNED SIGNED WITH NO VOTING INSTRUCTIONS, YOUR SHARES
                        WILL BE VOTED FOR THE PROPOSAL.

Date:               , 1998
      --------------        --------------------------------------------------
     (Please sign EXACTLY as your name appears hereon). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
                         PLEASE DO NOT FOLD THIS CARD

REVOCABLE PROXY
                           GOLDEN STATE BANCORP INC.
               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                           DIRECTORS OF GOLDEN STATE

  The undersigned hereby appoints Diane C. Creel, Richard A. Fink and John F. King, or any of them, each with full power of substitution, as the lawful proxies of the undersigned, and hereby authorize them to represent and to vote as designated on the reverse side all shares of the common stock of Golden State Bancorp Inc. ("Golden State") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of Golden State to be held on April 8, 1998 and at any postponement or adjournment thereof.

IMPORTANT--PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.



              --------------------------------------------------
                                Fold and detach

            WHEN OK TO PRINT -- REMOVE ALL RED ITEMS       I Plan to
                                                           Attend
                                                           Meeting  [ ]



PROPOSAL:
  AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY TO 250,000,000 AND TO EFFECT CERTAIN AMENDMENTS TO THE CERTIFICATE OF DESIGNATIONS FOR THE NONCUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES A, ALL AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT DATED MARCH 4, 1998.

               FOR [ ]         AGAINST [ ]          ABSTAIN [ ]

  IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF; PROVIDED, HOWEVER, THAT NO PROXY WHICH IS VOTED AGAINST THE PROPOSAL WILL BE VOTED IN FAVOR OF ANY PROPOSAL TO ADJOURN THE SPECIAL MEETING IN ORDER TO SOLICIT ADDITIONAL VOTES IN FAVOR OF THE PROPOSAL.

                                When signing as attorney, executor,
                                administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

                                Dated:                                  , 1998
                                      ----------------------------------------


                                ----------------------------------------------
                                            (Signature of Stockholder)


                                ----------------------------------------------
                                  (Signature(s) of Additional Stockholder(s))

                                Please sign your name exactly as it appears hereon, date and return this proxy in the reply envelope provided. If you receive more than one proxy card, please sign and return all proxy cards received.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE





                    YOUR VOTE IS IMPORTANT TO GOLDEN STATE





                     PLEASE SIGN AND RETURN YOUR PROXY BY
                   TEARING OFF THE TOP PORTION OF THIS SHEET
            AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

REVOCABLE PROXY

                           GOLDEN STATE BANCORP INC.
               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                           DIRECTORS OF GOLDEN STATE

  The undersigned hereby appoints Diane C. Creel, Richard A. Fink and John F. King, or any of them, each with full power of substitution, as the lawful proxies of the undersigned, and hereby authorize them to represent and to vote as designated on the reverse side all shares of the common stock of Golden State Bancorp Inc. ("Golden State") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of Golden State to be held on April 8, 1998 and at any postponement or adjournment thereof.

IMPORTANT--PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

            WHEN OK TO PRINT -- REMOVE ALL RED ITEMS       I Plan to
                                                           Attend
                                                           Meeting  [ ]



PROPOSAL:
  AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY TO 250,000,000 AND TO EFFECT CERTAIN AMENDMENTS TO THE CERTIFICATE OF DESIGNATIONS FOR THE NONCUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES A, ALL AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT DATED MARCH 4, 1998.

               FOR [ ]         AGAINST [ ]          ABSTAIN [ ]

  IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF; PROVIDED, HOWEVER, THAT NO PROXY WHICH IS VOTED AGAINST THE PROPOSAL WILL BE VOTED IN FAVOR OF ANY PROPOSAL TO ADJOURN THE SPECIAL MEETING IN ORDER TO SOLICIT ADDITIONAL VOTES IN FAVOR OF THE PROPOSAL.

                                When signing as attorney, executor,
                                administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

                                Dated:                                  , 1998
                                      ----------------------------------------


                                ----------------------------------------------
                                            (Signature of Stockholder)


                                ----------------------------------------------
                                  (Signature(s) of Additional Stockholder(s))

                                Please sign your name exactly as it appears hereon, date and return this proxy in the reply envelope provided. If you receive more than one proxy card, please sign and return all proxy cards received.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE




        YOUR VOTE IS VERY IMPORTANT TO GOLDEN STATE. PLEASE SIGN AND RETURN YOUR PROXY BY TEARING OFF THE TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

        ATTENTION STOCKHOLDER:

        Our records indicate you have not yet mailed in your GLENFED, Inc. certificate(s) of common stock. We urge you to exchange your GLENFED, Inc. certificate(s) to receive your new shares of Golden State Bancorp Inc., as provided for under the Plan of Reorganization which was approved by a majority of the stockholders at a Special Meeting of Stockholders held on August 19, 1993.

        Please locate your old GLENFED certificate(s) of common stock and mail them to our agent at the address below, or your stock will escheat in accordance with the laws of the state in which you reside.

                       ChaseMellon Shareholder Services
                                 P.O. Box 845
                                Midtown Station
                              New York, NY 10018

            PLEASE DO NOT MAIL YOUR CERTIFICATE(S) WITH YOUR PROXY